Exhibit (11) under N-1A
                         Exhibit 23 under Item 601/Reg SK


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated November 22, 1995, in Post-Effective Amendment Number 4 to the Registration Statement (Form N-1A No. 33-50635) of Peachtree Funds dated November 30, 1995.



By:ERNST & YOUNG LLP
   Ernst & Young LLP
Boston, Massachusetts